Supplement dated December 20, 2013

To

CLIPPER FUND, INC.

Statutory Prospectus

dated May 1, 2013

As of January 1, 2014 Kenneth Feinberg will be removed as a portfolio manager and Danton Goei will be added as a portfolio manager of Clipper Fund. The section of the statutory prospectus entitled “Portfolio Managers” within the Fund Summary is amended as below.

Portfolio Managers

The portfolio managers listed below are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio Managers	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Christopher Davis	Since January 2006	Chairman, Davis Selected Advisers, L.P.
Danton Goei	Since January 2014	Vice President, Davis Selected Advisers-NY, Inc.

The section of the statutory prospectus entitled “Portfolio Managers” within the “Management and Organization” section of the prospectus is amended as below.

PORTFOLIO MANAGERS

•	Christopher Davis has served as a Portfolio Manager of Clipper Fund since January 2006 and also manages other equity funds advised by Davis Advisors. Mr. Davis has served as an analyst and portfolio manager for Davis Advisors since 1989.

•	Danton Goei has served as a Portfolio Manager of Davis New York Venture Fund since January 2014 and also manages other equity funds advised by Davis Advisors. Mr. Goei started with Davis Advisors as a research analyst in November 1998.

Supplement dated December 20, 2013

To

CLIPPER FUND, INC.

Statement of Additional Information

dated May 1, 2013

As of January 1, 2014 Kenneth Feinberg will be removed as a portfolio manager and Danton Goei will be added as a portfolio manager of Clipper Fund. The section of the statement of additional information entitled “Portfolio Managers” is amended as below.

PORTFOLIO MANAGERS

The portfolio managers of the Fund are Christopher Davis and Danton Goei. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.

Other Accounts Managed as of December 31, 2012

	Category of	Number of	Total Assets in
	Account	Accounts in	Accounts in
		Category	Category (1)
Christopher Davis	Registered investment companies	20	$14 Billion
	Other pooled investment vehicles	11	$470 Million
	Other accounts(1)	74	$2.4 Billion
Danton Goei	Registered investment companies	17	$3.5 Billion
	Other pooled investment vehicles	11	$165 Million
	Other accounts(1)	59	$254 Million

Ownership of Fund Shares

As of December 31, 2012, the portfolio managers had invested the following amounts in the Fund.

	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill

C. Davis							X
D. Goei				X

Structure of Compensation

Christopher Davis’ compensation for services provided to the Adviser consists of a base salary. The Adviser’s portfolio managers are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.

Danton Goei’s compensation for services provided to the Adviser consists of: (i) a base salary; (ii) an annual discretionary bonus; (iii) awards of equity (“Units”) in Davis Selected Advisers, L.P. including Units, and/or phantom Units; and (iv) an incentive plan whereby the Adviser purchases shares in selected mutual funds managed by the Adviser. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the

Fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the Fund’s benchmark index, as described in the Fund’s prospectus or, in limited cases, based on performance ranking among established peer groups. The Adviser does not purchase incentive shares in every fund these portfolio managers manage or assist on. In limited cases, such incentive compensation is tied on a memorandum basis to the performance of the portion of the Fund (“sleeve”) managed by the analyst versus the Fund’s benchmark. The Adviser’s portfolio managers are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.